SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2002

CELERIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-26390 (Commission File Number)	41-1545493 (Employer Identification Number)

1801 West End Avenue, Suite 750, Nashville, Tennessee 37203

(Address of principal executive offices)

(615) 341-0223

(Registrant’s telephone number, including area code:)

Not applicable

(Former name or former address,

if changed since last report

Signatures
PRESS RELEASE DATED 8/14/02

Celeris Corporation
Report on Form 8-K
August 16, 2002

Item 5. Other
Events	3
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits	3
Signature	4

Item 5. Other Events

     On August 14, 2002, the Company issued a press release announcing its 2002 second quarter earnings. Such press release is filed herein on Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Number	Exhibit

99.1	August 14, 2002 Press Release announcing 2002 second quarter earnings for Celeris Corporation

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celeris Corporation

	By:	/s/ Barbara A. Cannon Barbara A. Cannon President and Chief Executive Officer

Date: August 20, 2002